UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2007

Ciprico Inc.

(Exact name of Registrant as Specified in its Charter)

0-11336	Delaware	41-1749708
(Commission File No.)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

7300 W Lake Street, Suite 400, St Louis Park, MN 55426

(Address of Principal Executive Offices)(Zip Code)

(952) 540-2400

(Registrant’s Telephone Number, Including Area Code)

17400 Medina Road, Suite 800, Plymouth, MN 55447

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)              On November 26, 2007, Ciprico Inc. announced that Thomas Marmen,  age 64, was appointed to its board of directors effective November 20, 2007.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein. At this time, the board of directors has not determined board committee memberships for Mr. Marmen.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Shell Company Transactions. None

(d)	Exhibits:

Exhibit 99.1 Press release dated November 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2007
Ciprico Inc.

	By	/s/ Monte S. Johnson
Monte S. Johnson, Chief Financial
Officer (Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Ciprico Inc.

Form 8-K Current Report

Exhibit Number	Description

99.1	Press release dated November 26, 2007